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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 4, 2002


                               JUNUM INCORPORATED
               (Exact name of registrant as specified in charter)


        DELAWARE                    000-21566                    84-1219819
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

1590 Corporate Drive, Costa Mesa, California 92626
  (Address of principal executive offices)       (Zip Code)

 (Former name or former address, if changed since last report.)


(Former name or former address, if changed since last report.)


Registrant's telephone number, including area code:  (714) 979-5063

Item 2.  Acquisition or Disposition of Assets



Item 5.  Other Events

The shareholders of Junum Incorporated, acting by written consent, voted to remove David B. Coulter as a director of the corporation, effective October 18, 2002. In addition, effective October 21, 2002, Junum has exercised its right to deliver its non-performing debt portfolio to the holders of Junum's Series C Preferred Stock and thereby cancel the purchase of the debt portfolio and retire the Series C Preferred Stock currently held by the sellers of such portfolio.


Item 7. Exhibits

Exhibit No.       Description


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JUNUM INCORPORATED


                                            /s/ Larry Reed
                                            -----------------------------------
                                            Larry Reed, Secretary